Press release

RBC Bearings Incorporated Announces $50 Million Share Repurchase Program

Oxford, CT – February 7, 2013 – The Board of Directors of RBC Bearings Incorporated (Nasdaq: ROLL) has approved a $50 million share repurchase program of ROLL’s common stock, effective immediately.

“Our primary use of cash will continue to be focused on organic growth and the pursuit of acquisitions to complement our aerospace, defense, and industrial portfolios,” said Dr. Michael J. Hartnett, Chairman and Chief Executive Officer. “This repurchase program will enable us to offset the dilution of our incentive stock program, which is an important tool in our employee compensation plans and also demonstrates the strength of our cash generation and growth expectations.”

Under the new program, the Company may repurchase shares from time to time on the open market, through block trades, or in privately negotiated transactions in compliance with Securities and Exchange Commission Rule 10b-18. Purchases may be commenced, suspended or discontinued at any time without prior notice. This new program replaces the $10 million existing program which will expire immediately. Under that program, the Company repurchased 250,424 shares at an average price of $37.27 per share.

About RBC Bearings

RBC Bearings Incorporated is an international manufacturer and marketer of highly engineered precision bearings and components. Founded in 1919, the Company is primarily focused on producing highly technical or regulated bearing products requiring sophisticated design, testing, and manufacturing capabilities for the diversified industrial, aerospace, and defense markets. Headquartered in Oxford, Connecticut, RBC Bearings currently employs approximately 2,122 people and operates 23 manufacturing facilities in four countries.

Safe Harbor for Forward Looking Statements

Certain statements in this press release contain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including the section of this press release entitled “Outlook”; any projections of earnings, revenue or other financial items relating to the Company, any statement of the plans, strategies and objectives of management for future operations; any statements concerning proposed future growth rates in the markets we serve; any statements of belief; any characterization of and the Company’s ability to control contingent liabilities; anticipated trends in the Company’s businesses; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words “may,” “estimate,” “intend,” “continue,” “believe,” “expect,” “anticipate,” and other similar words. Although the Company believes that the expectations reflected in any forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties beyond the control of the Company. These risks and uncertainties include, but are not limited to, risks and uncertainties relating to general economic conditions, geopolitical factors, future levels of general industrial manufacturing activity, future financial performance, market acceptance of new or enhanced versions of the Company’s products, the pricing of raw materials, changes in the competitive environments in which the Company’s businesses operate, the outcome of pending or future litigation and governmental proceedings and approvals, estimated legal costs, increases in interest rates, the Company’s ability to meet its debt obligations, and risks and uncertainties listed or disclosed in the Company’s reports filed with the Securities and Exchange Commission, including, without limitation, the risks identified under the heading “Risk Factors” set forth in the Company’s most recent Annual Report filed on Form 10-K. The Company does not intend, and undertakes no obligation, to update or alter any forward-looking statements.

Contacts

RBC Bearings

Daniel A. Bergeron

203-267-5028

dbergeron@rbcbearings.com

FTI Consulting

Michael Cummings

617-897-1532

investors@rbcbearings.com